UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 8, 2022

ImmuCell Corporation
(Exact name of registrant as specified in its charter)

DE	001-12934	01-0382980
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

56 Evergreen Drive Portland, Maine	04103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 207-878-2770

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K ﬁling is intended to simultaneously satisfy the ﬁling obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value per share	ICCC	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.  Results of Operations and Financial Condition

On November 10, 2022, ImmuCell Corporation (the “Company”) issued a press release announcing the delay in its filing of its unaudited financial statements for the quarter ended September 30, 2022 until November 21, 2022 and its plans to conduct a conference call on Tuesday, November 22, 2022 at 9:00 AM ET to discuss its third quarter results. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 4.02.  Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

Based on discussions with the Audit Committee of the Board of Directors of the Company and with its Independent Registered Public Accounting Firm, Wipfli LLP, and after consultation with Company management, the Company concluded on November 8, 2022 that ImmuCell’s unaudited financial statements for the three-month period ended March 31, 2022 (filed as part of its Quarterly Report on Form 10-Q on May 12, 2022) and its unaudited financial statements for the three-month and six-month periods ended June 30, 2022 (filed as part of its Quarterly Report on Form 10-Q on August 11, 2022) (collectively the “Previously Issued Financial Statements”) should be restated to reflect the accrual of approximately $222,000 of deferred compensation expense (consisting of earned and unused paid time off) during the first quarter of 2022. This change increases the Company’s administrative expenses and accrued expenses by $222,000 with no impact on its cash position. There has been no change to previously disclosed product sales values.

The Audit Committee of the Company and its management concluded that the Company’s Previously Issued Financial Statements should be restated to correct the aforementioned error and that, accordingly, such Previously Issued Financial Statements should no longer be relied upon to that extent. Related press releases, investor presentations or other communications describing ImmuCell’s financial statements for these periods should no longer be relied upon to that extent.

The Company anticipates filing the restatements of the Previously Issued Financial Statements (through restatements of its previously filed Forms 10-Q), as well as the Quarterly Report on Form 10-Q containing the financial statements for the three-month and nine-month periods ended September 30, 2022, on a delayed basis. Management believes it can make these filings on November 21, 2022, which would be within five business days after the November 14, 2022 due date for the Quarterly Report on Form 10-Q containing the financial statements for the three-month and nine-month periods ended September 30, 2022.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed:

99.1	Press Release of ImmuCell Corporation dated November 10, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMUCELL CORPORATION

Date: November 10, 2022	By:	/s/ Michael F. Brigham
Michael F. Brigham
President, Chief Executive Officer and Principal Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release of ImmuCell Corporation dated November 10, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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